UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2011

ENERGIZER RESOURCES INC.

(Exact Name of Small Business Issuer as Specified in Charter)

Minnesota (State or Other Jurisdiction of Incorporation)	000-51151 (Commission File Number)	20-0803515 (IRS Employer Identification No.)

520 – 141 Adelaide St. W., Toronto, Ontario, Canada (Address of Principal Executive Offices )	M5H 3L5 (Zip Code)

Small Business Issuer’s telephone number, including area code:   (416) 364-4911

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the small business issuer under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

As used in this report, the terms "we", “us", “our", the “Company,” “Energizer” refer to Energizer Resources Inc., a Minnesota corporation.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Our disclosure and analysis in this Current Report on Form 8-K contains some forward-looking statements. Certain of the matters discussed concerning our operations, cash flows, financial position, economic performance and financial condition, and the effect of economic conditions include forward-looking statements.

Statements that are predictive in nature, that depend upon or refer to future events or conditions or that include words such as "expects," "anticipates," "intends," "plans," "believes," "estimates" and similar expressions are forward-looking statements. Although we believe that these statements are based upon reasonable assumptions, including projections of orders, sales, operating margins, earnings, cash flow, research and development costs, working capital, capital expenditures and other projections, they are subject to several risks and uncertainties.

Investors are cautioned that our forward-looking statements are not guarantees of future performance and the actual results or developments may differ materially from the expectations expressed in the forward-looking statements.

As for the forward-looking statements that relate to future financial results and other projections, actual results will be different due to the inherent uncertainty of estimates, forecasts and projections may be better or worse than projected. Given these uncertainties, you should not place any reliance on these forward-looking statements. These forward-looking statements also represent our estimates and assumptions only as of the date that they were made. We expressly disclaim a duty to provide updates to these forward-looking statements, and the estimates and assumptions associated with them, after the date of this filing to reflect events or changes in circumstances or changes in expectations or the occurrence of anticipated events. You are advised, however, to consult any additional disclosures we make in our reports on Form 10-K, Form 10-Q, Form 8-K, or their successors.

Item 1.01 Entry into a Material Definitive Agreement.

On October 5, 2011, the Company entered into a binding Heads Of Agreement (“HOA”) for an industrial minerals exploration and development joint venture with Australian company Malagasy Minerals Limited (“Malagasy”) (ASX:MGY).

On December 14, 2011, the Company executed a definitive Joint Venture Agreement with Malagasy, in which a new joint venture company, Madagascar-ERG Joint Venture (Mauritius) Ltd. was formed (“JV Co”). JV Co is owned 75% by Energizer and 25% by Malagasy. The JV Co was formed for the purposes of  holding the subleases granting exclusive rights to develop industrial minerals within the property and eventually the Exploitation Permits required for mining purposes.  The JV Co will have the exclusive right to explore for a defined group of industrial minerals (with certain exclusions disclosed in the attached press release, attached hereto as Exhibit 99.1) and in particular vanadium, within specifically defined permits on the newly expanded land position. The new land position covers an area comprised of 2,119 claims and totals 827.7 square kilometers, which is about 3.5 times the size of the Green Giant property.

For the purposes of obtaining the right to explore for and subsequently conducting all required exploration and development activities for industrial minerals, the JV Co will enter into sub-leasing arrangements with Malagasy and its Madagascar subsidiaries. Malagasy will retain title to its tenement permits until Energizer or the JV Co has notified Malagasy of its intention to proceed with a mining operation. Upon such notification, Energizer and Malagasy have agreed to use every commercial effort to complete all the requirements to obtain the relevant mining permit(s) to allow the JV Co to undertake mining operations in the defined area. The JV Co provides Malagasy with a free carried interest in the joint venture until the delivery by the JV Co of a Bankable Feasibility Study (“BFS”). Upon the delivery of a BFS on any discovery, Malagasy will then be required to contribute to ongoing development and mining operations in accordance with the agreement and its 25% interest in the joint venture (in addition to the right of Malagasy to appoint, in their discretion, one member to the Company Board of Directors).  The JV Co  contains a standard dilution clause for non-participation whereby a party’s interest will convert to a 2% net smelter return royalty should their participating interest fall below 10%. Energizer will manage all operations undertaken by the JV Co.

Under the terms of the JV Co, Malagasy will receive US$2,000,000 in cash and 7,500,000 shares of the Company’s common stock. In addition, the JV Co, and any applicable related transactions contemplated by the JV Co, remains conditioned to the Company obtaining any and all applicable regulatory compliance obligations and approvals, including those of the TSX and the SEC.

Throughout the duration of the JV Co, Malagasy will retain access to its properties to carry out any exploration and development it chooses for all other minerals including base metals, precious metals, platinum-group elements, excluding only the vanadium and other specified industrial minerals.

ITEM  3.02 – Unregistered Sale Of Equity Securities.

See Item 1.01 above.

The securities were issued to a non-U.S. Purchaser, in reliance upon the exemption provided by Regulation S under the Securities Act of 1933, as amended, for a transaction not involving a public offering. The non-U.S. Purchasers acknowledged the following: The non-U.S. Purchaser is not a United States Person, nor is the non-U.S. Purchaser acquiring the Securities hares directly or indirectly for the account or benefit of a United States Person.  None of the funds used by the non-U.S. Purchaser to purchase the Securities have been obtained from United States Persons. For purposes of this Agreement, “United States Person” within the meaning of U.S. tax laws, means a citizen or resident of the United States, any former U.S. citizen subject to Section 877 of the Internal Revenue Code, any corporation, or partnership organized or existing under the laws of the United States of America or any state, jurisdiction, territory or possession thereof and any estate or trust the income of which is subject to U.S. federal income tax irrespective of its source, and within the meaning of U.S. securities laws, as defined in Rule 902(o) of Regulation S, means: (i) any natural person resident in the United States; (ii) any partnership or corporation organized or incorporated under the laws of the United States; (iii) any estate of which any executor or administrator is a U.S. person; (iv) any trust of which any trustee is a U.S. person; (v) any agency or branch of a foreign entity located in the United States; (vi) any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person; (vii) any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; and (viii) any partnership or corporation if organized under the laws of any foreign jurisdiction, and formed by a U.S. person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a)) who are not natural persons, estates or trusts.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December  15, 2011

Energizer Resources Inc.

 By:      /s/  Richard Schler

Richard Schler

Chief Financial Officer

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1

Press Release, dated December 15, 2011

Exhibit 99.1

Energizer Resources Executes Industrial Minerals Joint Venture Agreement with Australia's Malagasy Minerals

ENERGIZER RESOURCES INC.

TORONTO, ONTARIO--(Marketwire -12/15/11)- Energizer Resources Inc. (TSX: EGZ.TO - News)(OTC.BB: ENZR.OB - News)(Frankfurt: YE5.F - News) ("Energizer" or the "Company") is pleased to announce that further to its News Release dated October 5, 2011 announcing the signing of a binding Heads Of Agreement ("HOA"), it has now executed a definitive Joint Venture Agreement ("JVA") with Australian company Malagasy Minerals Limited ("Malagasy") (ASX: MGY.AX - News) for the exploration and development of industrial minerals, such as vanadium and graphite.

Under the terms of the JVA, a new joint venture company Madagascar-ERG Joint Venture (Mauritius) Ltd ("JV Co") was formed and will be owned 75% by Energizer and 25% by Malagasy. In addition, ERG (Madagascar) Ltd, a wholly owned subsidiary of JV Co, was formed and incorporated under the laws of Madagascar for the purposes of holding the subleases granting exclusive rights to develop industrial minerals within the property and eventually the Exploitation Permits required for mining purposes.

The JV Co will have the exclusive right to explore for a defined group of industrial minerals (listed in full below) and in particular vanadium, within specifically defined permits on the newly expanded land position. The new land position covers an area comprised of 2,119 claims and totals 827.7 square kilometers, which is about 3.5 times the size of the Green Giant property.

Malagasy has a large and highly prospective land portfolio in Madagascar, much of which is adjacent to the south and east of Energizer's Green Giant property. While delineating Energizer's current NI 43-101 compliant vanadium resource, the geological data strongly indicated that the main vanadium trend continued immediately beyond the southern boundary (Jaky Zone) of its Green Giant vanadium deposit. Malagasy has already confirmed, through exploration results, extensive zones of vanadium mineralization on its tenements located immediately south and adjacent to Energizer's land position.

Kirk McKinnon, Chairman and CEO, commented, "I'm very pleased we have now executed the definitive JVA. The new joint venture represents a 'win-win' proposition for both companies, as it is expected to expand the vanadium resource and accelerate the search for other strategic and industrial minerals in Madagascar. We look forward to working with Malagasy in developing these significant assets."

Joint-Venture Agreement Details

The JVA provides Malagasy with a free carried interest until the delivery by the JV Co of a Bankable Feasibility Study ("BFS"). Upon the delivery of a BFS on any discovery, Malagasy will then be required to contribute to ongoing development and mining operations in accordance with the agreement and its participating interest in the joint venture.

It also contains a standard dilution clause for non-participation whereby a party's interest will convert to a 2% net smelter return royalty should their participating interest fall below 10%.

Energizer will manage all operations undertaken by the JV Co.

Terms of Agreement

Under the terms of the JVA, Malagasy will receive:

--  US$2,000,000 in cash and;

--  7,500,000 Energizer common shares

The JVA remains subject to Energizer obtaining final approval from the TSX and the Securities Exchange Commission in the United States. All securities issued in connection with this transaction will be subject to the applicable regulatory hold periods.

Throughout the duration of the JVA, Malagasy will retain access to its properties to carry out any exploration and development work it so chooses for all other minerals including base metals, precious metals, platinum-group elements, excluding only the vanadium and industrial minerals specified in the list below.

List of Industrial Minerals

The following constitutes the industrial minerals as defined in the Agreement with Malagasy:

Vanadium, Lithium, Aggregates, Alunite, Barite, Bentonite, Vermiculite, Carbonatites, Corundum, Dimensional stone (excluding labradorite), Feldspar (excluding labradorite), Fluorspar, Granite, Graphite, Gypsum, Kaolin, Kyanite, Limestone / Dolomite, Marble, Mica, Olivine, Perlite, Phosphate, Potash -Potassium minerals, Pumice Quartz, Staurolite, Zeolites

About Energizer Resources

Energizer Resources Inc. is a mineral exploration and development company based in Toronto, Canada, which is developing its 100%-owned Green Giant Vanadium Project located in Madagascar. The Green Giant vanadium deposit is one of the largest known vanadium deposits in the world. In addition to the Toronto Stock Exchange (TSX: EGZ.TO - News), the Company's common shares trade on the U.S. Over-The-Counter Bulletin Board under the symbol, ENZR, and on the Frankfurt Exchange under the symbol, YE5.

For more information, please visit our website at www.energizerresources.com.

Safe Harbour Statement: This press release may contain forward-looking statements that may involve a number of risks and uncertainties. Actual events or results could differ materially from expectations and projections set out herein.

Forward-looking statements include, receipt of regulatory approval, statements on the proposed use of proceeds; completion of financing on terms proposed; the ability to raise additional funds as required; the development potential and timetable of the Company's properties and minerals; the current and future price of minerals the Company explores; the estimated size of mineral deposits on the Company's properties; the realization of those mineral deposit estimates; the timing and amount of estimated future exploration, development and production; costs of future exploration, development and production activities; success of exploration activities; government regulatory matters; discussion of political and environmental risks. Forward-looking statements are based on the opinions and estimates of management of the Company. Forward-looking statements are subject to known and unknown risks that may cause actual results to be materially different from stated opinions and estimates of management. Some of the Company's more material risks are: availability and timing of external financing; unexpected events and delays during exploration; receipt of government and stock exchange approvals; results of current exploration activities; future price of minerals; political risks in the locations of the Company's properties; appreciation/depreciation of foreign currencies relative to the United States Dollar (the Company's functional currency) and other risks inherent in the mining and exploration industry.

This press release does not constitute an offer to sell or a solicitation of an offer to sell any of the securities in the United States. The securities have not been and will not be registered under the United States Securities Act of 1933, as amended (the "U.S. Securities Act") or any state securities laws and may not be offered or sold within the United States or to U.S. Persons unless registered under the U.S. Securities Act and applicable state securities laws or an exemption from such registration is available.

Contact:

Energizer Resources Inc.

Brent Nykoliation

Vice President of Business Development

Toll Free: 800.818.5442 or 416.364.4911

bnykoliation@energizerresources.com

Energizer Resources Inc.

Kirk McKinnon

Chairman and CEO

Toll Free: 800.818.5442 or 416.364.4911

www.energizerresources.com